Exhibit 99.8

MORTGAGE AND SECURITY AGREEMENT

THIS MORTGAGE AND SECURITY AGREEMENT (this “Mortgage”), dated as of the 4th day of May, 2006 is made by Kadant Johnson Inc., a Michigan corporation (the “Mortgagor”), having a place of business at 805 Wood Street, Three Rivers, Michigan 49093, in favor of CITIZENS BANK OF MASSACHUSETTS, a Massachusetts bank (the “Mortgagee”), having its principal place of business at 28 State Street, Boston, Massachusetts 02109.

RECITALS

The Mortgagor has executed and delivered to the Mortgagee that certain Limited Guaranty of even date herewith (together with all amendments, modifications, replacements, renewals and extensions thereof, the “Guaranty”) which guaranties the payment of all amounts due, up to Four Million One Hundred Thousand Dollars ($4,100,000.00), under that certain Promissory Note of even date herewith from Kadant Inc., a Delaware corporation (the “Borrower”) to the Mortgagee (together with all amendments, modifications, replacements, renewals and extensions thereof, the “Note”).

This Mortgage, the Guaranty, the Note, and the other Mortgages (as defined in the Note) together with all other documents or instruments previously, now or hereafter executed by any of the Borrower or the other Guarantors (as defined in the Note) in favor of the Mortgagee in connection with the Loan (as defined below) or entered into by any of the Borrower or the other Guarantors and the Mortgagee in connection with the Loan, including without limitation, interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and all other agreements or arrangements designed to protect the Borrower against fluctuations in interest rates or currency exchange rates, including any and all extensions, renewals, amendments, modifications and supplements thereof, are collectively referred to herein as the “Loan Documents”.

GRANTING CLAUSE

NOW, THEREFORE, in consideration of the Mortgagee’s making the loan that is evidenced by the Note (the “Loan”), and in order to secure the payment of all amounts due and payable under the Guaranty, (the “Obligations”), the Mortgagor does hereby give, grant, bargain, sell and confirm to the Mortgagee, with MORTGAGE COVENANTS, the following property, rights and interests, TO HAVE AND TO HOLD unto the Mortgagee, its successors and assigns forever:

(1) the land in Three Rivers, St. Joseph County, Michigan, described in Exhibit A attached hereto (the “Land”), together with all buildings and improvements now or hereafter situated thereon owned by the Mortgagor (collectively “Improvements”); all easements, rights, privileges and appurtenances thereto; and all leases, rents, issues and profits therefrom (collectively, the “Mortgaged Property”);

(2) all fixtures, fittings, appliances, apparatus, equipment, machinery, and all building materials, supplies and equipment owned by the Mortgagor now or hereafter delivered to the Mortgaged Property and replacements thereof owned by the Mortgagor now or at any time hereafter affixed to, attached to, placed upon, or used in any way in connection with the complete and comfortable use, enjoyment, occupancy or operation of the improvements on the Mortgaged Property as a commercial building, but excluding all trade fixtures, furniture, supplies, inventory, and equipment used by the Mortgagor in connection with its business (collectively, the “Personal Property”);

(3) all contracts, agreements and warranties, including rights to return of deposits, prepaid premiums or other payments, relating to the construction, renovation, development, redevelopment, maintenance, repair, management, operation, use or occupancy of the Mortgaged Property, but not relating to the Mortgagor’s business;

(4) all of the Mortgagor’s right, title and interest in and to all proceeds of the conversion, voluntary or involuntary, of any of the Mortgaged Property or Personal Property into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards;

(5) all of the Mortgagor’s right, title and interest in and to all licenses, and permits for the development, construction, use or occupancy of the Mortgaged Property as a commercial building, but excluding all such licenses or permits for the operation of the Mortgagor’s business; and

(6) all building books and records of the Mortgagor wheresoever situated, directly or indirectly related to the Mortgaged Property whether or not kept in the normal course of Mortgagor’s business, but excluding any such books and records related to the Mortgagor’s business.

The Personal Property and the items described in clauses (3) through (6) above are hereinafter collectively referred to as the “Collateral.”

This Mortgage shall constitute a “security agreement” within the meaning of the Uniform Commercial Code with respect to the Collateral covered hereby. The Mortgagor hereby grants the Mortgagee a security interest in all of the Collateral, and a security interest shall attach thereto and shall be vested directly in the Mortgagee to secure the Obligations.

ARTICLE I

MORTGAGOR’S COVENANTS

The Mortgagor covenants and agrees as follows:

1.1. Title. The Mortgagor warrants (a) that it has good and marketable title in fee simple to the Mortgaged Property subject to no lien, charge or encumbrance except as listed on Exhibit B attached hereto; (b) that it owns the Personal Property free and clear of all liens and claims; (c) that this Mortgage is and will remain a valid and enforceable first lien on the Mortgaged Property and the Collateral subject only to the exceptions referred to above and such other exceptions as may be approved in writing by the Mortgagee; (d) that it has full power and lawful authority to mortgage the Mortgaged Property and grant a security interest in the Collateral in the manner and form herein done or intended hereafter to be done; and (e) that it will preserve such title, will forever warrant and defend the same to the Mortgagee and will forever warrant and, subject to the matters listed in Exhibit B, defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

1.2. Further Assurances. The Mortgagor will, at the sole cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as the Mortgagee shall from time to time require, for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes the Mortgagee to execute in the name of the Mortgagor to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property or the Collateral.

1.3. Compliance with Laws. The Mortgagor, or any successor to the Mortgagee permitted under Section 1.12(c) below, will, so long as it is owner of the Mortgaged Property or the Collateral do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a corporation under the laws of the state of such entity’s incorporation and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgagor or to the Mortgaged Property or the Collateral or any part thereof.

1.4. Additions to Mortgaged Property. The Mortgagor shall not construct or erect any additional improvements, buildings or structures nor make any substantial additions to or alterations of the improvements, buildings, and structures now or hereafter located on the Mortgaged Property, nor shall the Mortgagor permit any such actions by any other person or entity without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed. All right, title and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutions for and replacements of, and all additions and appurtenances to, the Mortgaged Property or the Collateral, hereafter acquired by, or released to, the Mortgagor or constructed, assembled or placed by the Mortgagor on the Mortgaged Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clause hereof, and at any and all times the Mortgagor will execute and deliver to the Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as the Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

1.5. Payment of Taxes and Liens.

(a) The Mortgagor, from time to time when the same shall become due, will pay and discharge, or cause to be paid and discharged, all taxes of every kind and nature (including, without limitation, real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or the Collateral or any part thereof or upon the revenues, rents, issues, income or profits of the Mortgaged Property or the Collateral or arising in respect of the occupancy, use or possession thereof. Upon demand by the Mortgagee, the Mortgagor shall deliver to the Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against it or the Mortgaged Property or the Collateral or the revenues, rents, issues, income or profits thereof.

(b) The Mortgagor will pay, or cause to be paid, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or the Collateral or any part thereof, or on the revenues, rents, issues, income or profits arising therefrom and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the sole cost of the Mortgagor, without expense to the Mortgagee.

(c) Nothing in this Section 1.5 shall require the payment or discharge of any obligation imposed upon the Mortgagor by this Section so long as the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Mortgaged Property or the Collateral or any part thereof to satisfy the same; provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security satisfactory to the Mortgagee, assuring the discharge of the Mortgagor’s obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further, that if at any time payment of any obligation imposed upon the Mortgagor by subsection (a) hereof shall become necessary to prevent the delivery of a tax deed conveying the Mortgaged Property or the Collateral or any portion thereof because of non-payment, then Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed.

1.6. Payment of Mortgagee’s Taxes. The Mortgagor will pay all taxes (except income taxes) imposed on the Mortgagee by reason of its ownership of this Mortgage.

1.7. Insurance.

(a) The Mortgagor will cause the Mortgaged Property and the Personal Property now and hereafter located on the Mortgaged Property to be kept insured, in such amounts, with such companies, for such periods and on such other terms as the Mortgagee may reasonably require and with such coverages, endorsements, deductibles, and expiration dates as are acceptable to the Mortgagee, providing the following types of insurance covering the Mortgaged Property and Personal Property:

(1) “All Risk” property insurance (including broad form flood, broad form earthquake and comprehensive boiler and machinery coverages) on the Mortgaged Property and the Personal Property in an amount not less than one hundred percent (100%) of the full replacement cost of any Improvements and Personal Property, with deductibles not to exceed $100,000 for any one occurrence, with a replacement cost coverage endorsement, an agreed amount endorsement, and, if requested by the Mortgagee, a contingent liability from operation of building laws endorsement, a demolition cost endorsement and an increased cost of construction endorsement in such amounts as the Mortgagee may require. Full replacement cost as used herein means the cost of replacing the Improvements (exclusive of the cost of excavations, foundations and footings below the lowest basement floor) and the Personal Property without deduction for physical depreciation thereof;

(2) During the course of any construction or repair of any Improvements, the insurance required by clause (1) above shall be written on a builder’s risk, completed value, non-reporting form, meeting all of the terms required by clause (1) above, covering the total value of work performed, material, equipment, machinery and supplies furnished, existing structures, and temporary structures being erected on or near the Mortgaged Property, including coverage against collapse and damage during transit or while being stored off-site, and containing a soft costs (including loss of rents) coverage endorsement and permission to occupy endorsement;

(3) Flood insurance if at any time the Improvements are located in any federally designated “special hazard area” (including any area having special flood, mudslide and/or flood-related erosion hazards, and shown on a Flood Hazard Boundary Map or a Flood Insurance Rate Map published by the Federal Emergency Management Agency as Zone A, AO, A1-30, AE, A99, AH, VO, V1-30, VE, V M or E) and the broad form flood coverage required by clause (1) above is not available, in an amount equal to the full replacement cost or the maximum amount then available under the National Flood Insurance Program;

(4) Commercial general liability insurance against claims for personal injury (to include, without limitation, bodily injury and personal and advertising injury) and property damage liability, all on an occurrence basis, if available, with such coverages as the Mortgagee may request (including, without limitation, contractual liability coverage, completed operations coverage for a period of two (2) years following completion of construction of any Improvements on the Mortgaged Property, and coverages equivalent to an ISO broad form endorsement), with a general aggregate limit of not less than $5,000,000.00, and a combined single “per occurrence” limit of not less than $1,000,000.00 for bodily injury, property damage and medical payments;

(5) Employer’s liability insurance;

(6) Workmen’s compensation insurance for all employees of the Mortgagor engaged on or with respect to the Mortgaged Property; and

(7) Such additional types and amounts of coverage in such form and in such amounts as may from time to time be requested by the Mortgagee which at the time are customarily (i) maintained by developers or owners of like properties, or (ii) required by sophisticated institutional lenders in like transactions.

(b) The insurance provided for in clause (4) above shall name the Mortgagee as an additional insured and shall contain a cross liability/severability endorsement. The insurance provided for in clauses (1), (2), and (3) above shall name the Mortgagee as mortgagee and loss payee. The Mortgagor shall deliver certificates of insurance and, if requested by the Mortgagee, duplicate originals or certified copies of all such policies to the Mortgagee together with receipts evidencing payment of all premiums for such policies, and the Mortgagor shall promptly furnish to the Mortgagee all renewal notices. All insurance policies shall provide that such insurance shall not be cancelled without at least thirty (30) days’ prior written notice to the Mortgagee.

(c) The Mortgagor shall not permit any condition to exist which would wholly or partially invalidate such insurance policies and will make all payments of insurance premiums for which provision has not been made herein, and in default thereof, the Mortgagee may pay the same and the Mortgagor shall reimburse the Mortgagee therefor on demand. The Mortgagee shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any such insurance, incur any liability for the form or legal sufficiency of insurance policies, solvency of insurers, payment of losses or otherwise in connection with such insurance; and the Mortgagor hereby expressly assumes full responsibility therefor and liability, if any, thereunder.

(d) The Mortgagor shall not obtain separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 1.7, unless the Mortgagee is included thereon as a named insured with loss payable to the Mortgagee under a standard mortgagee endorsement. The Mortgagor shall immediately notify the Mortgagee whenever any such separate insurance is obtained, specifying the insurer thereunder and providing copies of the insurance policies evidencing the same.

(e) Notwithstanding the foregoing, upon thirty days prior notice to the Lender, the Mortgagor may self-insure.

1.8. Casualty.

(a) In the event of any damage or destruction, with a repair or replacement cost of more than $250,000 in the aggregate, to the Mortgaged Property or the other Collateral by reason of fire or other hazard or casualty (collectively, a “Casualty”), the Mortgagor shall give immediate written notice thereof to the Mortgagee and proceed with reasonable diligence, in full compliance with all applicable laws and regulations (“Legal Requirements”), to repair, restore, rebuild or replace the affected property (collectively, the “Repair Work”). If pursuant to paragraph (c) below, the Mortgagee applies insurance proceeds to the Obligations and does not release the same to the Mortgagor, the obligation of the Mortgagor to complete the Repair Work shall be limited to taking all actions reasonably required to make the Mortgaged Property safe and in compliance with all Legal Requirements and to restore the undamaged portion of the Mortgaged Property to an economically functional unit to the extent that it is reasonably possible to do so.

(b) All insurance claims shall be adjusted by the Mortgagor at the Mortgagor’s sole cost and expense, except that the adjustment of all insurance claims of more than $250,000 shall be subject to the Mortgagee’s prior written approval, which shall not be unreasonably withheld; provided that if any Event of Default (as defined below) exists, the Mortgagee shall have the right to adjust and compromise such claims without the approval of the Mortgagor.

(c) All proceeds of insurance shall be paid to the Mortgagor and the Mortgagee and, at the Mortgagee’s option, be applied to the Obligations or released, in whole or in part, to pay for the actual cost of repair, restoration, rebuilding or replacement (collectively, the “Repair Costs”). Notwithstanding the foregoing, if the Repair Costs do not exceed $250,000, the Mortgagee shall release so much of the insurance proceeds as may be required to pay for the Repair Costs in accordance with the provisions of paragraph (d) below.

(d) If the Mortgagee elects, or is required to, release insurance proceeds, then the Mortgagee may impose reasonable conditions on such release which shall include, but not be limited to, the following:

(i)	prior written approval by the Mortgagee, which approval shall not be unreasonably withheld or delayed, of plans, specifications, cost estimates, contracts and bonds for the restoration or repair of the loss or damage;

(ii)	waivers of lien, architect’s certificates, contractor’s sworn statements and other evidence of costs, payments and completion as the Mortgagee may in good faith require;

(iii)	if the Repair Costs do not exceed $250,000, the funds to pay therefor shall be released to the Mortgagor; otherwise, funds shall be released upon final completion of the Repair Work, unless the Mortgagor requests earlier funding, in which event partial monthly disbursements equal to 90% of the value of the work completed (or, if the applicable contract is on a cost plus basis, then 90% of the costs of the work completed if such cost is less than the value thereof) shall be made prior to final completion of the repair, restoration or replacement and the balance of the disbursements shall be made upon full completion and the receipt by the Mortgagee of satisfactory evidence of payment and release of all liens;

(iv)	determination in good faith by the Mortgagee that the undisbursed balance of such proceeds on deposit with the Mortgagee, together with additional funds deposited for the purpose, shall be sufficient to pay for the remaining Repair Costs, free and clear of all liens and claims for lien;

(v)	all work shall comply with Legal Requirements and shall be of a quality that is consistent with or better than the original construction of the Mortgaged Property or the construction of the Mortgaged Property pursuant to the Construction Loan Agreement, as the case may be; and

(vi)	the absence of any Event of Default.

1.9. Taking. If there is any taking for public use of the Mortgaged Property or of any tangible Collateral, then any awards in excess of $250,000 on account thereof (a) shall be paid to the Mortgagee and shall be applied to the Obligations, and the excess, if any, shall be released to the Mortgagor, or (b) at the Mortgagee’s discretion, shall be released to the Mortgagor. If the award is $250,000 or less, such amount shall be paid to the Mortgagor. If, in the case of a partial taking or a temporary taking, in the good faith judgment of the Mortgagee the effect of such taking is such that there has not been a material and adverse impairment of the viability of the Mortgaged Property or the value of the Collateral, so long as no Event of Default exists, the Mortgagee shall release awards on account of such taking to the Mortgagor if such awards are sufficient (or amounts sufficient are otherwise made available) to repair or restore the Mortgaged Property to a condition reasonably satisfactory to the Mortgagee and such partial or temporary taking shall not be deemed to violate the provisions of Section 1.12.

1.10. Mortgagee’s Right to Satisfy Mortgagor’s Obligations. If the Mortgagor shall fail to perform any of the covenants contained herein the Mortgagee may perform the same on its behalf, and any sums advanced by the Mortgagee in performing any of the Mortgagor’s covenants shall be secured by this Mortgage. The Mortgagor will repay on demand all sums so advanced on its behalf with interest at the Prime Rate as defined under the Note (the “Default Rate”). The exercise of any right by the Mortgagee under this Section 1.10 shall not prevent any default by the Mortgagor in the observance of any covenant contained in this Mortgage from constituting an Event of Default.

1.11. Maintenance. The Mortgagor will not abandon or leave unprotected the whole or any part of the Mortgaged Property or the Collateral and, except as provided in the Loan Documents, will not commit any waste on the Mortgaged Property or make any change in the use of the Mortgaged Property which will in any way create any unreasonable risk of fire or other hazard. The Mortgagor will, at all times, maintain the Mortgaged Property and the Personal Property in good operating order and condition, and will promptly make from time to time all repairs, renewals, replacements, additions and improvements reasonably necessary to maintain the Mortgaged Property and the Personal Property in such order and condition. Except as otherwise provided in the Loan Documents, the Mortgagor shall not demolish or substantially alter the Mortgaged Property, nor remove any of the Personal Property without the prior written consent of the Mortgagee, except where such Personal Property is replaced by appropriate substitutes, free of superior title, liens and claims, and of value at least equal to the value of the Personal Property removed. The Mortgagee or its authorized representative shall have the right to enter upon the Mortgaged Property from time to time at reasonable times to ascertain the Mortgagor’s compliance with the terms of this Section 1.11 upon twenty-four (24) hours’ prior notice to the Mortgagor, except in the case of an emergency.

1.12. Alienation.

(a) The Mortgagor agrees that if, except for the Permitted Transfers (as defined in subsection (c) below), the Mortgaged Property or the Collateral or any part thereof or interest therein is sold, assigned, transferred, conveyed or otherwise alienated by the Mortgagor (including, without limitation, any leasing of the Mortgaged Property), whether voluntarily or involuntarily or by operation of law, in either or in any case without the prior written consent of the Mortgagee, which may be granted or withheld by the Mortgagee in its sole discretion, the Mortgagee, at its option, may declare the Obligations to be forthwith due and payable. Any change in the legal or equitable title to the Mortgaged Property or the Collateral or any part thereof or interest therein or in the beneficial ownership of the Mortgaged Property or the Collateral or any part thereof or interest therein whether or not of record and whether or not for consideration, or any sale or sales or other disposition of any membership interest in the Mortgagor, shall be deemed to be the transfer of an interest in the Mortgaged Property and the Collateral.

(b) Except in the case of a Permitted Transfer, if ownership of the Mortgaged Property or the Collateral or any part thereof or interest therein becomes vested in a person or persons other than the Mortgagor, whether with or without the prior written approval of the Mortgagee, then the Mortgagee may, without notice to the Mortgagor, waive a default if such occurs thereby and deal with such successor or successors in interest with reference to this Mortgage and the other Loan Documents in the same manner as with the Mortgagor, without in any way releasing, discharging or otherwise affecting the liability of the Mortgagor hereunder, or the Obligations. No sale of the Mortgaged Property or the Collateral or any part thereof or interest therein, no forbearance on the part of the Mortgagee, no extension of the time for the payment and performance of the Obligations, and no change in the terms thereof consented to by the Mortgagee shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of the Mortgagor herein, either in whole or in part, nor shall the full force and effect of this lien be altered thereby.

(c) “Permitted Transfers” shall mean the transfer of the Mortgaged Property, or the Collateral, or any part thereof or interest therein, or of any interests in the Mortgagor, (i) to the Borrower, or any entity owned or controlled by the Borrower or under common control with the Borrower, provided that if the whole or any part of the Mortgaged Property or Collateral is so transferred, such transferee shall execute a limited guaranty and mortgage and security agreement (or similar document) acceptable to the Mortgagee, or (ii) to any other entity, provided the Borrower provides (x) cash collateral for the Obligations or (y) other substitute collateral for the Obligations approved by the Mortgagee (which approval shall not be unreasonably withheld if the value of such substitute collateral together with the other collateral for the Loan, is (1) sufficient to satisfy an eighty percent (80%) loan-to-value ratio for the then outstanding balance of the Loan and (2) satisfies the Mortgagee’s environmental and title requirements) and the owner of such substitute collateral executes a limited guaranty and a mortgage (in the case of real estate collateral) and security agreement (or other applicable security document) acceptable to the Mortgagee prior to any such transfer (together, the “Substitute Security Documents”), provided that if such substitute collateral is real estate, if the mortgage and security agreement is substantially the same as the Mortgage, except to such extent that revisions are necessary to comply with the requirements of the laws of the state in which such real estate is located, it will be acceptable to the Mortgagee.

1.13. Encumbrances. The Mortgagor will not create or suffer to be created any liens, mortgages, security interests or other encumbrances of any kind whatsoever against the Mortgaged Property or the Collateral, except for this Mortgage, and the liens and encumbrances listed in Exhibit B, without the prior written consent of the Mortgagee, which consent may be given or withheld in the sole discretion of the Mortgagee.

1.14. Mortgagor’s Notice. The Mortgagor shall provide to the Mortgagee immediate notice of each and every Event of Default and each and every default which after notice or lapse of time or both would constitute an Event of Default, which has occurred and is continuing, as soon as the Mortgagor becomes aware of such Event of Default or default, and in such notice shall specify the nature and period of existence thereof and what action the Mortgagor has taken or proposes to take with respect thereto.

1.15 Certain Representations and Warranties. The Mortgagor represents and warrants to the Mortgagee as follows:

(a) There are no actions, suits, proceedings or investigations of any kind pending or threatened against the Mortgagor before any court, tribunal or administrative agency or board that, if adversely determined, could reasonably be expected to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such entity or person or materially impair the right of such entity or person to carry on business substantially as now conducted by it, or result in any material liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such entity or person, or which question the validity of any of the Loan Documents, any action taken or to be taken pursuant hereto or thereto, or any lien or security interest created or intended to be created pursuant hereto or thereto, or which will adversely affect the ability of the Mortgagor to pay and perform the Obligations in the manner contemplated by the Loan Documents.

(b) No event which after notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing.

(c) The Mortgaged Property is not now damaged or injured as a result of any Casualty. Except as set forth in Exhibit B, the Mortgaged Property is not currently the subject of any taking for public use, and to the knowledge of the Mortgagor, no such taking is pending or contemplated.

1.16 Records and Accounts. The Mortgagor will (a) keep true and accurate records and books of account with respect to the Mortgaged Property in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization, contingencies, and other reserves with respect to the Mortgaged Property. The Mortgagor shall permit the Mortgagee at the Mortgagor’s expense to examine such books of account of the Mortgagor (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Mortgagor with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Mortgagee may reasonably request; provided that the Mortgagor shall only be obligated to pay the expenses associated with one such investigation during any twelve (12) month period.

ARTICLE II

EVENTS OF DEFAULT

2.1. Events of Default. The occurrence of any one or more of the following shall be deemed an “Event of Default” under this Mortgage:

(a) any failure by the Borrower to pay any principal due under the Note at maturity or upon acceleration; or

(b) any failure by the Mortgagor, the Borrower, or any of the other Guarantors to pay any other sum to be paid to the Mortgagee under this Mortgage or any other Loan Document and such failure continues for five (5) days after written notice from the Mortgagee to the Mortgagor that such amount was due in accordance with the terms of this Mortgage or any other Loan Document; or

(c) any breach by the Mortgagor, the Borrower or any of the other Guarantors, or failure of the Mortgagor, the Borrower or any of the other Guarantors to observe, any other covenant, term or condition contained in this Mortgage or in any other Loan Document, or in any certificate or side letter executed and delivered in connection with the Loan Documents, and such breach or failure continues for thirty (30) days after written notice thereof from the Mortgagee to the Mortgagor or if such breach or failure cannot through the exercise of reasonable diligence be cured within said 30-day period, such additional period of time as may reasonably be required to cure such matter, not to exceed one hundred eighty (180) days, provided the Mortgagor, the Borrower, or other Guarantor shall commence to cure such breach or failure with thirty (30) days and use diligent efforts to completed such cure (except for any breach or failure to observe any term or condition contained in Section 1.5, 1.7, 1.8 or 1.12 or any application of insurance proceeds by the Mortgagor in violation of the provisions of Section 1.8, each of which shall constitute an Event of Default without notice or any opportunity to cure); or

(d) the occurrence of any Event of Default, which phrase shall mean a default after any applicable notice and beyond any applicable cure period, under that certain $85,000,000 Credit Agreement among Kadant Inc. and JP Morgan Chase Bank as Administrative Agent, et al., dated as of May 9, 2005, and all amendments, modifications, extensions, substitutions, or replacements thereof, including, without limitation, new loan documents entered into in connection with any re-financings of the loan described therein; or

(e) title to the Mortgaged Property or the Collateral is or becomes unsatisfactory to the Mortgagee in its reasonable sole discretion by reason of any lien, charge, encumbrance, title condition or exception not listed in Exhibit B (including without limitation, any mechanic’s, materialman’s or similar statutory or common law lien or notice thereof), and such matter causing title to be or become unsatisfactory is not cured or removed (including by bonding) within twenty (20) days after notice thereof from the Mortgagee to the Mortgagor; or

(f) any material representation or warranty made or deemed to be made by or on behalf of the Borrower or any of the other Guarantors in any Loan Document, or in any report, certificate, financial statement, document or other instrument delivered by or on behalf of such party pursuant to or in connection with any Loan Document, shall prove to have been false or incorrect in any material respect upon the date when made or deemed to be made or repeated; or

(g) any dissolution, termination, partial or complete liquidation, merger or consolidation of the Borrower, the Mortgagor, or any other Guarantor, or any sale, transfer or other disposition of all or substantially all of the assets of the Borrower, the Mortgagor, or any other Guarantor, other than as permitted under the terms of this Mortgage; or

(h) any suit or proceeding shall be filed against the Borrower or any Guarantor, the Mortgaged Property or the Personal Property which, if adversely determined, would have a materially adverse affect on the ability of the Borrower or any Guarantor to perform their obligations under and by virtue of the Loan Documents and such suit or proceeding is not dismissed within thirty (30) days after notice thereof; or

(i) any of the Borrower or the other Guarantors shall file a voluntary petition in bankruptcy under Chapter 11 of the United States Bankruptcy Code, or an order for relief shall be issued against any of the Borrower or the other Guarantors in any involuntary petition in bankruptcy under Chapter 11 of the United States Bankruptcy Code and such order is not dismissed within ninety (90) days after the issuance thereof, or any of the Borrower or the Guarantors shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief of debtors, or any of the Borrower or the Guarantors shall seek or consent to or acquiesce in the appointment of any custodian, trustee, receiver, conservator or liquidator of any of the Borrower or the Guarantors, or of all or any substantial part of the property of any of the Borrower or the Guarantors, or any of the Borrower or the Guarantors shall make an assignment for the benefit of creditors, or any of the Borrower or the Guarantors shall give notice to any governmental authority or body of insolvency or pending insolvency or suspension of operation; or

(j) a court of competent jurisdiction shall enter any order, judgment or decree approving a petition filed against any of the Borrower or any Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, or appointing any custodian, trustee, receiver, conservator or liquidator of all or any substantial part of its property; or

(k) any uninsured final judgment in excess of $250,000.00 shall be rendered against any of the Borrower or any Guarantor and shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty (60) days, whether or not consecutive, unless any of the Borrower or the Guarantors posts a bond for any such amount in excess of $250,000.00; or

(l) any of the Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior approval of the Mortgagee, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the

Borrower or the Guarantors or any of the stockholders of any of the Borrower or the Guarantors or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof.

ARTICLE III

REMEDIES

3.1. Remedies. Upon the occurrence of an Event of Default, the Mortgagee may, at its option, and without notice to or demand upon the Mortgagor, take any one or more of the following actions:

(a) declare any or all Obligations to be due and payable immediately;

(b) enter onto the Mortgaged Property, in person or by agent or by court-appointed receiver, and take any and all steps that may be desirable in the Mortgagee’s judgment to complete any unfinished construction or to manage and operate the Mortgaged Property, and the Mortgagee may apply any rents, royalties, income or profits collected against the indebtedness secured by this Mortgage without in any way curing or waiving any default of the Mortgagor;

(c) foreclose this Mortgage by any process permitted by applicable law, or bring a court action to enforce its provisions or payment of any of the indebtedness or obligations secured by this Mortgage;

(d) cause any or all of the Mortgaged Property to be sold under the power of sale granted by this Mortgage in any manner permitted by applicable law; or

(e) exercise any other right or remedy available under law or in equity.

3.2. Foreclosure Sales. For any sale under the power of sale granted by this Mortgage, the Mortgagee shall give all notices required by law, and upon the expiration of such time as is required by law, the Mortgagee may sell the Mortgaged Property upon any terms and conditions permitted by applicable law. The Mortgagee may postpone any sale by public announcement at the time and place noticed for the sale. If the Mortgaged Property consists of several lots or parcels, the Mortgagee in its discretion may sell such lots or parcels separately in any order of sale or may elect to sell all of them as an entirety, and the Mortgagor hereby waives its rights, if any, to require that said lots or parcels be sold separately. Any person, including the Mortgagee and the Mortgagor, may purchase at any such sale.

3.3. Proceeds of Sales. The proceeds of any sale under this Mortgage shall be applied in the following manner:

(a) First, to payment of the costs and expenses of the sale, including but not limited to the Mortgagee’s reasonable fees, legal fees and disbursements, title charges and transfer taxes, and payment of all expenses, liabilities and advances of the Mortgagee, together with interest at the Default Rate on all advances made by the Mortgagee;

(b) Second, to payment of all sums expended by the Mortgagee under the terms of this Mortgage and not yet repaid, together with interest on such sums at the Default Rate;

(c) Third, to payment of the Obligations, including interest on the unpaid principal and interest due under the Note from the due date thereof, in any order that the Mortgagee chooses; and

(d) Fourth, the remainder, if any, to the person or persons legally entitled thereto as directed by a court of competent jurisdiction.

3.4. Method of Sales. The Mortgagor waives all rights to direct the order in which any of the Mortgaged Property or the Collateral will be sold in the event of any sale under this Mortgage, and also any right to have any of the Mortgaged Property or the Collateral marshalled upon any sale.

3.5. Receiver. Following an Event of Default, the Mortgagee may require the appointment of a receiver for the Mortgaged Property or for the collection of rents therefrom, either pending a foreclosure sale or otherwise, irrespective of whether or not the Mortgaged Property is adequate security for the Obligations secured hereby, and the Mortgagor hereby consents to such appointment.

3.6. Cumulative Remedies. All remedies contained in this Mortgage are cumulative, and the Mortgagee shall have all other remedies provided by law or in any other agreement securing the Note. No delay or failure by the Mortgagee to exercise any right or remedy under this Mortgage will be construed to be a waiver of that right or remedy or of any default by the Mortgagor. The Mortgagee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

3.7. Release of Parties or Collateral. Without affecting the liability of the Mortgagor or any other person (except any person expressly released in writing) for payment or performance of the Obligations, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time and from time to time, either before or after the maturity of the Note, and without notice or consent:

(a) release any person liable for payment of all or any part of the Obligations;

(b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Obligations, or modifying or waiving any Obligation hereunder, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

(c) exercise or refrain from exercising or waive any right that the Mortgagee may have;

(d) accept additional security of any kind; or

(e) release or otherwise deal with any property, real or personal, securing any indebtedness, including all or any part of the Mortgaged Property or the Collateral.

3.8. Payment of Expenses. The Mortgagor shall pay all costs and expenses, including reasonable attorneys’ and paralegals’ fees, incurred by the Mortgagee in enforcing its rights or any appeal of its rights under the Note, under this Mortgage, or under any other instrument securing the Note, in defending or upholding the lien of this Mortgage or the rights of the Mortgagee hereunder, whether in an action, suit or otherwise, including but not limited to proceedings in bankruptcy court. Any such sums not paid by the Mortgagor to the Mortgagee upon demand shall bear interest at the Default Rate, and any such sums and the interest thereon shall be a lien on the Mortgaged Property and the Collateral prior to any right or title to, interest in or claim upon the Mortgaged Property and the Collateral attaching or accruing subsequent to the lien of this Mortgage and shall be secured by this Mortgage.

3.9. Uniform Commercial Code. With respect to the Collateral, upon and after any default or Event of Default, the Mortgagee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as then in effect in the Commonwealth of Massachusetts, to the extent applicable.

ARTICLE IV

MISCELLANEOUS

4.1 Severability. In the event any one or more of the provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

4.2 Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this Section 4.2 referred to as “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed as follows:

If to the Mortgagee:

Citizens Bank of Massachusetts

28 State Street

Boston, Massachusetts 02109

Attn: William E. Lingard, Senior Vice President

Phone: (617) 994-7114

Fax: (617) 723-9371

with a copy to:

Thomas L. Guidi, Esq.

Hemenway & Barnes

60 State Street

Boston, Massachusetts 02109

Phone: (617) 227-7940

Fax: (617) 227-0781

If to the Mortgagor to:

Kadant Johnson Inc.

805 Wood Street

Three Rivers, Michigan 49093

Attn: President

With a copy to:

Kadant Inc.

One Acton Place, Suite 202

Acton, Massachusetts 01720

Attn: Dan Walsh, Treasurer

Phone: (978) 776-2020

Fax: (978) 635-1593

and to:

Sandra L. Lambert

Vice President, General Counsel and Secretary

Kadant Inc.

One Acton Place, Suite 202

Acton, Massachusetts 01720

Phone: (978) 776-2013

Fax: (978) 635-1593

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least ten (10) days prior Notice thereof, the Mortgagor or the Mortgagee shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

4.3 Waiver of Notice. Whenever in this Mortgage the giving of notice is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

4.4 Successors. All of the grants, covenants, terms, provisions and conditions contained herein shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of the Mortgagor and the successors and assigns of the Mortgagee.

4.5 Statutory Provisions. All covenants and conditions contained herein shall be construed as affording to the Mortgagee rights additional to, and separate from, the rights conferred by the Mortgagor’s covenants made hereby. This Mortgage is upon the STATUTORY CONDITION, and for any breach of said STATUTORY CONDITION or of any other covenants or conditions contained herein, the holder shall have all of the rights and remedies, provided herein and by law, including without limitation the STATUTORY POWER OF SALE. The Mortgagor represents that it is not a trustee and that the Mortgaged Property is not used by the Mortgagor exclusively for residential purposes.

4.6 Governing Law. This Mortgage shall be governed by the laws of the State of Michigan.

[Remainder of page left intentionally blank.]

[Mortgage And Security Agreement]

Executed as a sealed instrument as of the date first above written.

KADANT JOHNSON INC.

By:	/s/ Daniel J. Walsh
Daniel J. Walsh
Treasurer
[in black ink only]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF MIDDLESEX

Before me, the undersigned notary public, on this 4th day of May, 2006, personally appeared Daniel L. Walsh, who is personally known to me or was provided to me through a current document issued by a federal or state government agency bearing a photographic image of the signatory’s face and signature to be the person whose name is signed to the foregoing instrument and acknowledged to me that he signed it as his free act and deed and the free act and deed of Kadant Johnson Inc. as Treasurer of Kadant Johnson Inc., for its stated purpose.

/s/ Sandra L. Lambert
[notary seal]

Notary Public acting in Middlesex County, Massachusetts
[in black ink only]

Drafted by:

Teresa A. Belmonte, Esquire

Hemenway & Barnes

60 State Street

Boston, MA 02109